Exhibit 99.1

Joint Filing Agreement

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of VNET Group, Inc., a Cayman Islands company, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

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SIGNATURE

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of February 1, 2022.

Vector Holdco Pte. Ltd.

By:	/s/ Kwang Yew See
Name:	Kwang Yew See
Title:	Director

BTO Vector Fund ESC (CYM) L.P.

By:	BTO Holdings (Cayman) - NQ Manager L.L.C., its general partner
By:	Blackstone Tactical Opportunities Management Associates (Cayman) - NQ L.P., its managing member

By:	BTO GP - NQ L.L.C., a general partner

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

BTO Vector Fund FD (CYM) L.P.

By:	BTO Holdings (Cayman) - NQ Manager L.L.C., its general partner
By:	Blackstone Tactical Opportunities Management Associates (Cayman) - NQ L.P., its managing member

By:	BTO GP - NQ L.L.C., a general partner

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

BTO Super Holding (NQ) Co. III Pte. Ltd.

By:	/s/ Kimmo Benjam Tammela
Name:	Kimmo Benjam Tammela
Title:	Director

Blackstone Tactical Opportunities SG II (Cayman) - NQ L.P.

By:	Blackstone Tactical Opportunities Management Associates (Cayman) - NQ L.P., its general partner

By:	BTO GP - NQ L.L.C., a general partner

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

BTO Holdings (Cayman) - NQ Manager L.L.C.

By:	Blackstone Tactical Opportunities Management Associates (Cayman) - NQ L.P., its managing member

By:	BTO GP - NQ L.L.C., a general partner

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

Blackstone Tactical Opportunities Management Associates (Cayman) - NQ L.P.

By:	BTO GP - NQ L.L.C., a general partner

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

BTO GP - NQ L.L.C.

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

Blackstone Tactical Opportunities LR Associates (Cayman) – NQ Ltd.

By: Blackstone Capital Holdings Director L.L.C., its director

By:	/s/ Christopher J. James
Name:	Christopher J. James
Title:	Authorized Person

Blackstone Holdings IV L.P.

By:	Blackstone Holdings IV GP L.P., its general partner
By:	Blackstone Holdings IV GP Management (Delaware) L.P., its general partner
By:	Blackstone Holdings IV GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director - Assistant Secretary

Blackstone Holdings IV GP L.P.

By:	Blackstone Holdings IV GP Management (Delaware) L.P., its general partner
By:	Blackstone Holdings IV GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director - Assistant Secretary

Blackstone Holdings IV GP Management (Delaware) L.P.

By:	Blackstone Holdings IV GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director - Assistant Secretary

Blackstone Holdings IV GP Management L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director - Assistant Secretary

Blackstone Inc.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

Blackstone Group Management L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Senior Managing Director

Stephen A. Schwarzman

/s/ Stephen A. Schwarzman

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